AssetMark Funds

Supplement dated August 9, 2005 to the
Prospectus dated October 31, 2004

1. In the section of the Prospectus regarding TCW Investment Management Company on pages 32 and 33, the description of Glenn E. Bickerstaff and the related note are deleted.

2. The section of the Prospectus regarding Transamerica Investment Management, LLC on pages 36 and 37 is deleted and replaced with the following description:

Copper Rock Capital Partners, LLC. (“Copper Rock”) 200 Clarendon Street, 53rd Floor, Boston, Massachusetts, 02116, is one of two sub-advisors to the Small/Mid Cap Growth Fund. Copper Rock was founded on February 1, 2005 and has $81 million in assets under management as of June 30, 2005. The following individuals are primarily responsible for the day-to-day management of Copper Rock’s allocated portion of the Small/Mid Cap Growth Fund’s portfolio:

•	Tucker Walsh
Chief Executive Office and Head of Portfolio Management
Mr. Walsh is a founding partner, Chief Executive Officer and Head of Portfolio Management at Copper Rock Capital Partners. Prior to Copper Rock, Mr. Walsh was a Managing Director and Head of the Small Cap Growth team at State Street Research. Previously, he was an Equity Analyst at Chilton Investment Company, Equity Analyst at SG Cowen Asset Management, and Equity Analyst at Merrill Lynch. Mr. Walsh earned a BA in Economics from Washington and Lee University. He has over 14 years of investment industry experience.

•	Michael Malouf, CFA
President and Portfolio Manager
Mr. Malouf is a founding partner, President and Portfolio Manager at Copper Rock Capital Partners. His responsibilities include portfolio management and research. He previously held the position of Managing Director and Head of Small Cap Growth Investing at Neuberger Berman. Prior to Neuberger Berman, he held the position of Small Cap Portfolio Manager at RCM Capital Management. He holds a BS in Finance from Arizona State University and a CFA designation. He has over 15 years of investment industry experience.

3. The section of the Prospectus regarding Cramer Rosenthal McGlynn, LLC on page 37 is deleted and replaced with the following description:

Cramer Rosenthal McGlynn, LLC (“CRM”), 520 Madison Avenue, 32nd Floor, New York, New York, 10022, a registered investment advisor since 1976, is one of two sub-advisors for the Small/Mid Cap Value Fund. CRM offers separate account management for small cap value equity, small/mid cap value equity, mid cap value equity and large cap value equity for both tax-exempt and taxable clients. CRM manages its allocated portion of Small/Mid Cap Value Fund’s assets on a team basis. CRM’s Investment research team, which contributes to the securities selection process, consists of 15 individuals whom average 16 years of investment experience. Carl Brown and Brendan Hartman are co-leaders of the team responsible for the management of the Small/Mid Cap Value Fund. CRM had $7.5 billion in assets under management as of June 30, 2005.

•	Carl D. Brown
Vice President, Investment Research
Mr. Brown joined the firm in 1999 and his primary role is a senior analyst in CRM’s investment group. Previously, Mr. Brown was a tax consultant and CPA at KPMG Peat Marwick. Mr. Brown received a BA from the University of Pennsylvania and an MBA from New York University’s Stern School of Business.

•	Brendan J. Hartman
Assistant Vice President
Mr. Hartman joined the firm in 2001. Mr. Hartman is responsible for portfolio management and research in the CRM investment group. Prior to joining CRM, Mr. Hartman was a research analyst at DLJ and Salomon Brothers. He earned a BA from Lehigh University and an MBA from New York University’s Stern School of Business.

4. The section of the Prospectus regarding Adelante Capital Management LLC on page 39 is deleted and replaced with the following description:

Adelante Capital Management LLC (“Adelante”), 1995 University Avenue #225, Berkeley, California, 94704, is a sub-advisor for the Real Estate Securities Fund. Adelante, which was formerly known as Lend Lease Rosen Real Estate Securities LLC, is a dedicated real estate securities investment manager with $3.5 billion in assets under management as of June 30, 2005. The firm is focused on providing institutional and high net-worth investors with a sophisticated, research-driven approach to investment in real estate securities. Adelante manages its allocated portion of the Real Estate Securities Fund’s assets on a team basis under the guidance of Michael Torres. The team consists of the following individuals:

•	Michael A. Torres
Chief Executive Officer, Portfolio Manager
Mr. Torres joined Adelante in February of 1995. Mr. Torres is a portfolio manager. He is also Chairman of the Board of Directors of Adelante Funds. Mr. Torres has 18 years of real estate and securities research experience. Prior to joining Adelante, he was the Director of Real Estate Research and a portfolio manager for Wilshire Asset Management. Mr. Torres holds a BA in Architecture and an MBA from the University of California, Berkeley.

•	Luis Sanchez
Mr. Sanchez has been a Vice President of Adelante since April 2005. Prior to joining Adelante, Mr. Sanchez was a Principal at Prudential Mortgage Capital Company, LLC, a subsidiary of Prudential Financial. Mr. Sanchez received his BS in Architectural Engineering from the University of Texas at Austin and an MBA from the University of Southern California.

•	Robert S. Promisel
Vice President and Research Analyst
Mr. Promisel has been a Vice President of Adelante since September 2001. Prior to joining Adelante, he served as a REIT Analyst at European Investors from 1997 to 2001. He was a Research Manager at AEW Capital Management from 1995 to 1997 and worked as a Research Analyst at RREEF from 1993 to 1995. He holds a MS in Urban Planning from Columbia University and a BA in Economic and in Geography from Johns Hopkins University.

•	Jeung S. Hyun
Vice President and Research Analyst
Mr. Hyun has been a Vice President of Adelante since July 2003. Prior to joining Adelante, he was a Vice President at Morgan Stanley Investment Management where he performed securities analysis for its institutional real estate fund. From 1997 to 2000 he was an Associate at Capital Trust, Inc., a specialty finance real estate company, and from 1996 to 1997 he was an Analyst at Jones Lang Wootton Realty Advisors where he worked on the asset management of a private REIT portfolio comprised of twenty-six regional malls. He holds a BA in Government and an MA in Architecture from Harvard University.

5. The section of the Prospectus regarding Western Asset Management Company on page 43 is deleted and replaced with the following description:

Western Asset Management Company (“Western”), 385 East Colorado Boulevard, Pasadena, CA, 91101, is a sub-advisor to the Core Plus Fixed Income Fund. Western is a wholly owned subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. Western’s sole business is managing fixed-income portfolios for large institutional clients, an activity it has pursued for over 30 years. From its offices in Pasadena, London, and Singapore, Western’s 483 employees perform these services for a wide variety of global clients, including charitable, corporate, health care, insurance, mutual fund, public, and union, and across an equally wide variety of mandates, from money markets to emerging markets. Total assets under management by Western were approximately $211.4 billion as of March 31, 2005. Western’s allocated portion of the Core Plus Fixed Income Fund’s portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals lead by:

•	S. Kenneth Leech
Chief Investment Officer
Mr. Leech joined Western in 1990 and is Chief Investment Officer. Prior to joining Western, Mr. Leech was a Portfolio Manager with Greenwich Capital Markets from 1988 to 1990; The First Boston Corporation from 1980 to 1988; and the National Bank of Detroit from 1977 to 1980. Mr. Leech holds MBA, BS and BA degrees from the Wharton School of the University of Pennsylvania.

•	Stephen A. Walsh
Deputy Chief Investment Officer
Mr. Walsh joined Western in 1991 and is Deputy Chief Investment Officer. Prior to joining Western, Mr. Walsh was a Portfolio Manager at Security Pacific Investment Managers from 1989 to 1991. Prior to that, Mr. Walsh was a Portfolio Manager at Atlantic Richfield Company from 1981 to 1988. Mr. Walsh holds a BA degree from the University of Colorado at Boulder.

Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of Western’s allocated portion of the Core Plus Fixed Income Fund’s portfolio and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Core Plus Fixed Income Fund invests.

•	Carl L. Eichstaedt, CFA
Portfolio Manager
Mr. Eichstaedt joined Western in 1994 and is a Portfolio Manager. Prior to joining Western, Mr. Eichstaedt worked as a portfolio manager at Harris Investment Management from 1993 to 1994 and at Pacific Investment Management Company from 1992 to 1993. Mr. Eichstaedt also served as Director, Fixed Income at Security Pacific Investment Managers from 1990 to 1992 and as Vice President, Fixed Income at Chemical Securities Inc. from 1986 to 1990. Mr. Eichstaedt holds a BS from the University of Illinois and a MBA from Kellogg Graduate School of Management, Northwestern University. Mr. Eichstaedt is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Please retain this Supplement for future reference.